UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 14, 2007
CINCINNATI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (513) 870-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature
EX-10.1
EX-99.1
EX-99.2

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 16, 2007, the compensation committee of Cincinnati Financial Corporation’s board of directors granted increases in 2008 annual base salaries, and awarded 2007 cash and stock bonuses to executive officers with leadership roles and responsibilities. Below are the amounts for the six named executive officers whose compensation was detailed in the Proxy Statement for the company’s 2007 Annual Meeting of Shareholders.

		2007 Variable
	New Annual	Pay
	Base Salary	(Cash Bonus)
John J. Schiff, Jr., chairman and chief executive officer	$805,000	$447,037

James E. Benoski, chief insurance officer, president and chief operating officer	$683,135	$479,154

Kenneth W. Stecher, chief financial officer and executive vice president, secretary, treasurer	$574,355	$352,119

Thomas A. Joseph, senior vice president – commercial lines	$377,875	$274,991

Jacob F. Scherer, Jr., senior vice president – sales and marketing	$426,222	$380,632

Timothy L. Timmel, senior vice president – operations	$378,033	$148,827
The company’s named executive officers are at-will employees and these salary and bonus amounts are not subject to any employment agreements. These salaries and bonuses do not include:
•	short-term and long-term incentive compensation amounts under shareholder-approved performance-based plans,

•	company contributions to defined contribution plans,

•	company contributions to other employee benefit programs on behalf of the named executive officers or

•	any other form of compensation.
Additionally, the compensation committee approved stock awards under the company’s Holiday Stock Bonus Plan, which awards one share of stock on a non-discounted basis to each full-time associate for each year of service up to a maximum of 10 years. Under the Holiday Stock Bonus Plan, the named executive officers each received 10 shares valued at $39.85 per share.
The compensation committee also adopted a standard form of performance-based restricted stock unit agreement that is attached as Exhibit 10.1.
Item 7.01 Regulation FD Disclosure
On November 14, 2007, Cincinnati Financial Corporation presented at the Credit Suisse Insurance Conference. A copy of the presentation is attached as Exhibit 99.1.
On November 19, 2007, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.
The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 10.1 – Form of Restricted Stock Unit Agreement for use under the Cincinnati Financial Corporation 2006 Stock Compensation Plan
Exhibit 99.1 – Credit Suisse Insurance Conference Presentation, November 14, 2007
Exhibit 99.2 – News release dated November 19, 2007, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: November 20, 2007	/S/ Kenneth W. Stecher Kenneth W. Stecher
Chief Financial Officer, Executive Vice President, Secretary and
Treasurer
(Principal Accounting Officer)